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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       December 16, 1999
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                             Multi-Color Corporation
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            Ohio                        0-16148                31-1125853
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)



205 W. Fourth Street, Suite 1140, Cincinnati, Ohio                   45202
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



Registrant's telephone number, including area code        513/381-1480
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No change.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 2.  Acquisition or Disposition of Assets.

         On December 16, 1999, Multi-Color Corporation (the "Company") acquired the assets of Buriot International, Inc. ("Buriot") a Batavia, Ohio label printing company. The Company, through its wholly-owned subsidiary MCC-Batavia, LLC, paid a net purchase price of $4,095,000 which represents the assumption of $6,250,000 of industrial revenue bond debt and the release of cash collateral and related payments by Buriot's secured creditor of $2,155,000. The consideration was determined after arm's length negotiations. In connection with the transaction PNC Bank National Association issued a stand-by letter of credit securing the industrial revenue bonds for the account of MCC-Batavia, LLC.

         The Company and Buriot had a prior business relationship, but there were no other prior material relationships between the Company or any of the Company's affiliates, any director or officer of the Company, or any associate of any such director or officer, on the one hand, and Buriot on the other hand.

         Buriot was created two and a half years ago as a specialized printer of pressure sensitive labels as well as in-mold labels ("IML") for consumer product containers. The plant, located in an eastern Cincinnati suburb, has a 40-inch Komori offset press and an 18-inch Comco flexo press. Both presses are equipped with interstation ultraviolet (UV) drying equipment. The flexo press is also equipped for hot foil stamping and rotary screen capabilities, an important feature for manufacturing health and beauty product labels. The Company intends to continue to use the plant and equipment for the manufacture of pressure sensitive labels and IMLs.

         The Company is the leading manufacturer of IMLs in North America for branded consumer products from fruit juices and health and beauty products, to liquid detergents and anti-freeze. The IML label is applied to a plastic container during the blow-molding process. The Company's shares are traded over-the-counter under the NASDAQ National Market System symbol LABL.

Item 7. Financial Statements.

         The Company will file financial statements of the business acquired and pro forma financial information within sixty days of the date of this filing.


Exhibit No.                      Description of Exhibit
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  10.1            Asset Purchase Agreement, dated December 4, 1999 between
                  MCC-Batavia, LLC and Leonard Z. Eppel, Receiver of the Assets of Buriot International, Inc.

  99.1 Copy of the Press Release, dated December 17, 1999, issued by the Company, publicly announcing the actions reported herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MULTI-COLOR CORPORATION

By:
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Name:
     --------------------------------

Title:
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Date: December 29, 1999


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                                INDEX TO EXHIBITS


Exhibit No.       Description of Exhibit
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10.1              Asset Purchase Agreement, dated December 4, 1999 between
                  MCC-Batavia, LLC and Leonard Z. Eppel, Receiver of the Assets of Buriot International, Inc.

99.1 Copy of the Press Release, dated December 17, 1999, issued by the Company, publicly announcing the actions reported herein.